Contingent Liabilities, Commitments and Concessions	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities, commitments and concessions [Abstract]
Contingent Liabilities, Commitments and Concessions
Note 17 – Contingent Liabilities, Commitments and Concessions

A.	Contingent Liabilities

a.	Local Council of Shafir development levies

In December 2019, an arrangement was signed between OPC Tzomet and the Local Council of Shafir, whereby OPC Tzomet received an initial calculation of the development levies in respect of the Tzomet project, in the amount of NIS 28 million (approximately $8 million) (not including VAT) (hereinafter – the “Calculation of the Levies”). In January 2020, the Council sent OPC Tzomet a charge notification in respect of the Calculation of the Levies, in the amount of NIS 37 million (approximately $11 million), of which NIS 13 million (approximately $4 million), which was not in dispute, was paid in December 2019. In March 2020, OPC Tzomet filed an administrative petition against the Council in respect of the amount in dispute, as stated. As part of its response to the petition, it was recognized that an error of about NIS 2 million was made, resulting in an agreement to reduce the bank guarantee deposited by OPC Tzomet in favor of the Council of NIS 21 million (approximately $7 million).

In 2021, as part of a settlement arrangement, OPC Tzomet paid the council NIS 20 million (approximately $6 million) for the levies. The levies paid include levies for a built-up area of 11,600 square meters which has not yet been built, and OPC Tzomet has the right to construct it with no further levies required. Following the settlement in 2021, the guarantee described above also expired.

b.	Oil Refineries Ltd. (now known as “Bazan”) gas purchase claim

In January 2018, a request was filed with the Tel Aviv-Jaffa District Court to approve a derivative claim by a shareholder of Bazan against former and current directors of Bazan, Israel Chemicals Ltd., OPC Rotem, OPC Hadera and IC (collectively the "Group Companies"), over: (1) a transaction of the Group Companies for the purchase of natural gas from Tamar Partners, (2) transactions of the Group Companies for the purchase of natural gas from Energean Israel Ltd. (“Energean”) and (3) transaction for sale of surplus gas to Bazan.

In August 2018, the Group Companies submitted their response to the claim filed. OPC rejected the contentions appearing in the claim and requested summary dismissal of the claim. Evidentiary hearings were held in the second half of 2021, after which an order was issued for summations and dates were set for submitting them in the second and third quarters of 2022.

In OPC’s estimation, based on advice from its legal advisors, it is more likely than not that the claim will not be accepted by the Court and, accordingly, no provision has been included in the financial statements in respect of the claim as at December 31, 2021.

c.	Bazan electricity purchase claim

In November 2017, a request was filed with the Tel Aviv-Jaffa District Court to approve a derivative claim on behalf of Bazan. The request is based on the petitioner's contention that the undertaking in the electricity purchase transaction between Bazan and OPC Rotem is an extraordinary interested party transaction that did not receive the approval of the general assembly of Bazan shareholders on the relevant dates. The respondents to the request include Bazan, OPC Rotem, the Israel Corporation Ltd. and the members of Bazan's Board of Directors at the time of entering into the electricity purchase transaction. The requested remedies include remedies such as an injunction and financial remedies.

In July 2018, OPC Rotem submitted its response to the request. Bazan’s request for summary judgement was denied. Negotiations are being held for entering into a compromise agreement that will settle a lawsuit against Rotem and others, which - as of the financial statements approval date - is subject to signing the agreement and obtaining approvals.

d.	IEC power purchase agreement

In 2014 (commencing in August), letters were exchanged between OPC Rotem and IEC regarding the tariff to be paid by OPC Rotem to IEC in respect of electricity that it had purchased from the electric grid, in connection with sale of electricity to private customers, where the electricity generation in the power plant was insufficient to meet the electricity needs of such customers.

It is OPC Rotem’s position that the applicable tariff is the “ex-post” tariff, whereas according to IEC in the aforesaid exchange of letters, the applicable tariff is the TAOZ tariff, and based on part of the correspondences even a tariff that is 25% higher than the TAOZ tariff (and some of the correspondences also raise allegations of default of the PPA with IEC). In order to avoid a specific dispute, Rotem paid IEC the TAOZ tariff for the aforesaid purchase of electricity and commencing from that date, it pays IEC the TAOZ tariff on the purchase of electricity from IEC for sale to private customers.

IEC raised contentions regarding past accountings in respect of the acquisition cost of energy for OPC Rotem’s customers in a case of a load reduction of the plant by the System Operator, and collection differences due to non‑transfer of meter data in the years 2013 through 2015. In addition, IEC stated its position with respect to additional matters in the arrangement between the parties relating to the acquisition price of surplus energy and the acquisition cost of energy by OPC Rotem during performance of tests. OPC Rotem’s position regarding the matters referred to by IEC, based on its legal advisors, is different and talks are being held between the parties. As at December 31, 2021, the open matters had not yet been resolved and there is no certainty regarding formulation of consents between the parties. In OPC Rotem’s estimation, it is more likely than not that OPC Rotem will not pay any additional amounts in respect of the period ended December 31, 2021. Therefore, no provision was included in the financial statements.

e.	Impact on OPC Rotem from amendment of standards in connection with Deviations from Consumption Plans

In February 2020, the IEA published its Decision from Meeting 573, held on January 27, 2020, regarding Amendment of Standards in connection with Deviations from the Consumption Plans (hereinafter – the “Resolution”). Pursuant to the resolution, a supplier is not permitted to sell to its consumers more than the amount of the capacity that is the subject of all the undertakings it has entered into with holders of private generation licenses. In addition, the IEA indicated that it is expected that the supplier will enter into private transactions with consumers in a scope that permits it to supply all their consumption from energy that is generated by private generators over the entire year. Actual consumption of energy at a rate in excess of 3% from the installed capacity allocated to the supplier will trigger payment of an annual tariff that reflects the annual cost of the capacity the supplier used as a result of the deviation, as detailed in the resolution (“Annual Payment in respect of Deviation from the Capacity”). In addition, the resolution provides a settlement mechanism in respect of a deviation from the daily consumption plan (surpluses and deficiencies), which will apply concurrent with the annual payment in respect of a deviation from the capacity. Application of the resolution commenced from September 1, 2020. The resolution will apply to OPC Rotem after the complementary arrangements for OPC Rotem are set.

In May 2021, IEC notified OPC Rotem that according to its approach, sale of energy by OPC Rotem to end‑consumers in excess of the power plant’s generation capacity deviates from the provisions of the PPA between them (as described above). OPC Rotem’s position regarding the electricity acquisition agreement is different, and the matter is expected to be impacted by supplementary arrangements subject to the decision of the IEA.

As at filing date, the extent of the resolution’s effect on OPC Rotem is uncertain, and it depends, among other things, on the final supplementary arrangements to be determined.

f.	Construction agreement between OPC Hadera and IDOM Servicios Integrados

In January 2016, an agreement was signed between OPC Hadera and SerIDOM Servicios Integrados IDOM, S.A.U (“IDOM”), for the design, engineering, procurement and construction of a cogeneration power plant, in consideration of about NIS 639 million (approximately $185 million) (as amended several times as part of change orders, including an amendment made in 2019 and described below), which is payable on the basis of the progress of the construction and compliance with milestones (hereinafter – “the Hadera Construction Agreement”). IDOM has provided bank guarantees and a corporate guarantee of its parent company to secure the said obligations, and OPC has provided a corporate guarantee to IDOM, in the amount of $10.5 million, to secure part of OPC Hadera’s liabilities. In addition, as part of an addendum to OPC Hadera’s construction agreement which was signed in October 2018, the parties agreed to waiver of past claims up to the signing date of the addendum.

In accordance with the construction agreement, OPC Hadera is entitled to certain compensation from IDOM in respect of the delay in completion of the construction of the Hadera Power Plant, and to compensation in a case of non-compliance with conditions in connection with the plant’s performance. In OPC Hadera’s estimation, as at year end the amount of compensation due to it for delay in deliver of the power plant is about NIS 76 million (approximately $23 million).

In July 2020, upon completion of the Hadera Power Plant, a request was received from IDOM for payment of the two final milestones of amount NIS 48 million (approximately $15 million). The two final milestone payments were paid by means of an offset against the balance of compensation. In OPC Hadera’s estimation, while IDOM has contentions regarding the final settlement, OPC Hadera has an unconditional contractual right to receive the compensation for the delay in the delivery of the power plant as stated and it is more likely than not that its position will be accepted, hence, no provision has been included in the financial statements.

In May 2021 a notice letter of a dispute was received from IDOM alleging that OPC Hadera does not have grounds for charging them the amounts specified in the construction agreement for the delay (“LDs”) and the performance of the power plant (including by way of offsetting), and that IDOM is entitled to additional consideration of EUR 7 million (approximately $8 million). It is noted that in June 2021, the bank guarantee provided by IDOM was extended until May 2022.

In September 2021, IDOM started an arbitration procedure against OPC Hadera in the International Court of Arbitration, including a claim for payments totaling $14 million for meeting milestones (that OPC Hadera has unilaterally offset against LDs), net of any compensation in respect of LDs which the construction contractor may be required to pay as a result of the arbitration process; additional consideration totaling EUR 7 million (approximately $8 million) in respect of work; a claim by IDOM to the effect that it may reduce the amount of guarantees it provided in favor of OPC Hadera, as well as certain declarative remedies.

OPC Hadera disputes the claims of IDOM (except in respect of an insignificant amount out of said claim, relative to EUR 7 million (approximately $8 million)), and the claims were rejected even prior to receiving IDOM’s said notice. It is OPC Hadera’s position, according to the power plant’s construction agreement and based on the position of its legal counsel, that it is entitled to LDs and damages (limited to an amount up to the maximum specified in the construction agreement) for non-compliance with conditions set out in the agreement in connection with the performance of the power plant. The total amount in respect of all of the above grounds for compensation is capped at $36 million (which includes the offset payments described above). As at December 31, 2021, Hadera recognized an asset receivable in respect of compensation from the construction contractor of the Hadera Power Plant of NIS 28 million (approximately $9 million) due to said delay. This is recognized as a reduction against Property, plant and equipment, net.

As of the report date, OPC Hadera has filed a counter claim. Concurrently, the parties are holding negotiations to reach a compromise, but at this point the outcome remains uncertain.

In November 2021, OPC received a refund from their insurance company for IDOM of NIS 7 million (approximately $2 million) with respect to a claim filed by IDOM. As at year end, the amount was recorded under trade and other payables, and the refund was transferred to IDOM subsequent to year end in January 2022.

g.	Construction agreement between OPC Tzomet and PW Power Systems LLC

In September 2018, OPC Tzomet signed a planning, procurement and construction agreement (hereinafter – “the Agreement”) with PW Power Systems LLC (hereinafter – “Tzomet Construction Contractor” or “PWPS”), for construction of the Tzomet project. The Agreement is a “lump‑sum turnkey” agreement wherein the Tzomet Construction Contractor committed to construct the Tzomet project in accordance with the technical and engineering specifications determined and includes various undertakings of the contractor.

In OPC Tzomet’s estimation, based on the work specifications, the aggregate consideration that will be paid in the framework of the Agreement is about $300 million, and it will be paid based on the milestones provided. Pursuant to the Agreement, the Tzomet Construction Contractor undertook to complete the construction work of the Tzomet project, including the acceptance tests by January 2023.

The continuity of construction has been affected by COVID-19 due to the need to transport equipment and foreign crews to the site. The construction work of the Tzomet Power Plant is expected to be completed in the first quarter of 2023.

h.	Gas agreement with Energean

In 2020, Energean Israel Ltd. (“Energean”) notified OPC that “force majeure” events happened during the year, in accordance with the clauses pursuant to the agreements, and that the flow of the first gas from the Karish reservoir is expected to take place during the second half of 2021. OPC rejected the contentions that a “force majeure” event is involved.

In November 2021, Energean sent OPC Rotem and OPC Hadera an update notification whereby due to their claimed force majeure event, the first gas from the Karish Reservoir is expected in the middle of 2022.

Due to the delay in supply of the gas from the Karish reservoir, OPC Rotem and OPC Hadera will be required to acquire the quantity of gas it had planned to acquire from Energean for purposes of operation of the power plants at present gas prices, which is higher than the price stipulated in the Energean agreement. The delays in the commercial operation date of Energean, and in turn, a delay in supply of the gas from the Karish reservoir, will have an unfavorable impact on OPC’s profits. In the agreements with Energean, compensation for delays had been provided, the amount of which depends on the reasons for the delay, where the limit with respect to the compensation in a case where the damages caused is “force majeure” is lower. It is noted that the damages that will be caused to OPC stemming from a delay could exceed the amount of the said compensation.

In 2021, OPC Rotem and OPC Hadera received reduced compensation of NIS 9 million (approximately $3 million) and NIS 7 million (approximately $2 million), respectively. OPC continues to reject those claims.

i.	Inkia Energy Limited (liquidated in 2019)

As part of the sale described in Note 25, Inkia agreed to indemnify the buyer and its successors, permitted assigns, and affiliates against certain losses arising from a breach of Inkia’s representations and warranties and certain tax matters, subject to certain time and monetary limits depending on the particular indemnity obligation. These indemnification obligations were supported by (a) a three-year pledge of shares of OPC which represented 25% of OPC’s outstanding shares, (b) a deferral of $175 million of the sale price in the form of a four-year $175 million Deferred Payment Agreement, accruing interest at 8% per year and payable in-kind, and (c) a three-year corporate guarantee from Kenon for all of the Inkia’s indemnification obligations, all of the foregoing periods running from the closing date of December 31, 2017. In December 2018, the indemnification commitment was assigned by Inkia to a fellow wholly owned subsidiary of Kenon.

In October 2020, as part of an early repayment of the deferred payment agreement where Kenon received $218 million ($188 million net of taxes), Kenon agreed to increase the number of OPC shares pledged to the buyer of the Inkia business to 55,000,000 shares and to extend the pledge of OPC shares and the corporate guarantee from Kenon for all of Inkia’s indemnification obligations until December 31, 2021.

Subsequent to year end, in accordance with the agreement, 53,500,000 shares were released from pledge, and 1,500,000 shares of OPC remain pledged in light of an indemnity claim relating to a tax assessment claim in the amount of $11 million.

B.	Commitments

OPC entered into long-term service maintenance contracts for its operating power plants. The number of maintenance hours and price are specified in the agreements.

OPC entered into long-term infrastructure contracts for use of PRMS at its operating power plants. The price is specified in the agreements.

OPC entered into long-term PPAs with its customers (of which some included construction of generation facilities) for sale of electricity and gas. The supply quantity, period and pricing are specified in the agreements. OPC has also entered into long-term PPAs with its suppliers for purchase of electricity and gas. The minimum purchase quantity, period and pricing are specified in the agreements.

OPC entered into long-term construction agreements for constructing its power plants. The price, technical and engineering specifications, and work milestones are specified in the agreements. For more information relating to the construction of the Tzomet power plant, refer to 17.A.g.